UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 27, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Sumter Valley

On April 27, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Sumter Valley Purchase Agreement”) with Pinewood Holdings, LLC (“Pinewood”) to acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the Sumter Valley Nursing and Rehab Center, a 96-bed skilled nursing facility located in Sumter, South Carolina, for an aggregate purchase price of $5,500,000, subject to the terms and conditions of the Sumter Valley Purchase Agreement (the “Sumter Valley Purchase”).  The purchase price consists of: (i) $5,250,000 cash consideration; and (ii) a $250,000 promissory note issued by a subsidiary of the Company to Pinewood that shall bear interest at a fixed rate of six percent (6%) based on a fifteen (15) year amortization schedule.  AdCare Holdings may assign its right and liabilities under the Sumter Valley Purchase Agreement to one or more entities which are owned or controlled directly by Christopher Brogdon, the Company’s Vice Chairman and Chief Acquisition Officer.

Pursuant to the Sumter Valley Agreement, AdCare Holdings deposited $100,000 (the “Sumter Valley Deposit”) into escrow to be held as earnest money.  Upon consummation of the Sumter Valley Purchase, the Sumter Valley Deposit will be retained by Pinewood and applied against the purchase price therefor.

The closing of the Sumter Valley Purchase is expected to occur on June 29, 2012.  AdCare Holdings may extend the closing until July 31, 2012, subject to AdCare Holdings’ payment of an additional $50,000 in earnest money (which shall be held and disbursed as part of the Sumter Valley Deposit) and as otherwise permitted under the terms of the Sumter Valley Agreement.  If the Sumter Valley Purchase is not completed by August 1, 2012, Pinewood may terminate the Sumter Valley Purchase Agreement upon which it shall retain the Sumter Valley Deposit.  The closing of the Sumter Valley Purchase is subject to customary closing conditions, indemnification provisions and termination provisions.

ConvaCare Amendment

On April 30, 2012, AdCare Holdings entered into a Second Amendment to Purchase and Sale Agreement (the “Second Amendment”) with Gyman Properties, LLC (“Gyman”), which amends the Purchase and Sale Agreement, dated January 17, 2012, and as amended March 20, 2012, pursuant to which AdCare Holdings or its assignee shall acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising a 141-bed skilled nursing facility located in Lonoke, Arkansas (the “ConvaCare Purchase”).

The Second Amendment: (i) extends the closing date of the ConvaCare Purchase to May 31, 2012; and (ii) requires AdCare Holdings to deliver to Gyman $100,000; $25,000 of such amount shall serve as a payment to Gyman for extending the closing date and the remaining $75,000 shall be applied in reduction of the purchase price.

The foregoing descriptions of the Sumter Valley Agreement and the Second Amendment are each qualified in their entirety by reference to the agreements attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 2.01               Completion of Acquisition or Disposition of Assets.

On April 30, 2012, APH&R Property Holdings, LLC (“APH&R”), a wholly owned subsidiary of the Company, acquired (the “Abington Acquisition”) from SCLR, LLC (“SCLR”), pursuant to that certain Purchase and Sale Agreement between SCLR and AdCare Holdings, dated as of January 3, 2012 (the “Abington Agreement”), certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising Abington Place Health and Rehab Center (the “Abington Facility”), a 120-bed skilled nursing facility located in Little Rock, Arkansas, for an aggregate purchase price of $3,600,000.

The Abington Acquisition does not constitute a business acquisition at the significance level which would require the filing of financial statements as contemplated by Rule 8-04 of Regulation S-X.

Item 2.03                                             Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Metro Financing

In connection with the closing of the Abington Acquisition: (i) APH&R entered into a Loan Agreement with Metro City Bank (“Metro”) pursuant to which APH&R issued a promissory note in favor of Metro for an aggregate principal amount of $3,425,500 (the “Metro Loan”).  The proceeds of the Metro Loan were used to fund the purchase price of the Abington Acquisition.

The Metro Loan matures on September 1, 2012.  Interest on the Metro Loan accrues on the principal balance thereof at an annual rate of 2.25% per annum plus the prime interest rate, to be adjusted on a monthly basis (but in no event shall the total interest be less than 6.25% per annum), and payments for the interest are payable monthly, commencing on June 1, 2012 and ending on September 1, 2012.  The entire outstanding principal balance of the Metro Loan, together with all accrued but unpaid interest thereon, is payable on September 1, 2012.  The Metro Loan is secured by a first mortgage on the real property and improvements constituting the Abington Facility, a first priority security interest on all furnishings, fixtures and equipment associated with the Abington Facility and an assignment of all rents paid under any existing or future leases and rental agreements with respect to the Abington Facility. Furthermore, APH&R assigned to Metro a certificate of deposit in the amount of $1,000,000 as additional security for the Metro Loan.  The Company has unconditionally guaranteed all amounts owing under the Metro Loan.

In connection with entering into the Metro Loan, APH&R also entered into security agreements and assignments of rents and leases, each containing customary terms and conditions.

Cantone Financing

On April 27, 2012, the Company issued a Promissory Note in favor of Cantone Asset Management LLC (“Cantone”) for an aggregate principal amount of $1,500,000 (the “Cantone Note”). The Cantone Note matures on the earlier of: (i) October 1, 2012 (the “Stated Maturity Date”); or (ii) the date on which the Company shall receive proceeds, in an amount not less than $6,000,000, from a public offering or private placement of its equity or debt securities. Interest on the Cantone Note accrues on the principal balance thereof at an annual rate of 10%; provided, however, if the entire principal amount of the Cantone Note is not paid by July 1, 2012, the interest rate shall increase by 1% for each month or part thereof during which any principal amount of the Cantone Note shall remain unpaid.

The Company may prepay the Cantone Note in whole or in part, at any time, without notice or penalty; provided, however, if the Cantone Note is prepaid prior to the Stated Maturity Date, then the Company shall continue to pay interest on the Cantone Note through the Stated Maturity Date.  Payment of all amounts under the Cantone Note are subordinate and junior in right of priority to the prior payment in full of a promissory note issued to Cantone by the Company, dated March 30, 2012, in the principal amount of $3,500,000.

The foregoing description of the Cantone Note is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 99.8 and is incorporated by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                             Exhibits.

2.1                                             Purchase Agreement, dated as of April 27, 2012, between AdCare Property Holdings, LLC and Pinewood Holdings, LLC.

2.2                                             Second Amendment to Purchase and Sale Agreement, dated April 30, 2012, by and between Gyman Properties, LLC and AdCare Property Holdings, LLC.

2.3                                             Purchase and Sale Agreement, dated as of January 3, 2012, between SCLR, LLC and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed January 3, 2012).

99.1                                       Loan Agreement, dated April 30, 2012, by and between APH&R Property Holdings, LLC and Metro City Bank.

99.2                                       Promissory Note, dated April 30, 2012, issued by APH&R Property Holdings, LLC in favor of Metro City Bank in the amount of $3,425,500.

99.3                                       Mortgage and Security Agreement, dated April 30, 2012, between APH&R Property Holdings, LLC and Metro City Bank.

99.4                                       Security Agreement, dated April 30, 2012, between APH&R Property Holdings, LLC and Metro City Bank.

99.5                                       Guaranty, dated as of April 30, 2012, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.

99.6                                       Guaranty, dated as of April 30, 2012, issued by APH&R Property Holdings, LLC in favor of Metro City Bank.

99.7                                       Collateral Assignment of Certificate of Deposit, dated April 30, 2012, by and between APH&R Property Holdings, LLC and Metro City Bank.

99.8                                       Promissory Note, dated April 27, 2012, issued by Cantone Asset Management LLC in favor of AdCare Health Systems, Inc. in the amount of $1,500,000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1                                 Purchase Agreement, dated as of April 27, 2012, between AdCare Property Holdings, LLC and Pinewood Holdings, LLC.

2.2                                 Second Amendment to Purchase and Sale Agreement, dated April 30, 2012, by and between Gyman Properties, LLC and AdCare Property Holdings, LLC.

2.3                                 Purchase and Sale Agreement, dated as of January 3, 2012, between SCLR, LLC and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed January 3, 2012).

99.1                           Loan Agreement, dated April 30, 2012, by and between APH&R Property Holdings, LLC and Metro City Bank.

99.2                           Promissory Note, dated April 30, 2012, issued by APH&R Property Holdings, LLC in favor of Metro City Bank in the amount of $3,425,500.

99.3                           Mortgage and Security Agreement, dated April 30, 2012, between APH&R Property Holdings, LLC and Metro City Bank.

99.4                           Security Agreement, dated April 30, 2012, between APH&R Property Holdings, LLC and Metro City Bank.

99.5                           Guaranty, dated as of April 30, 2012, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.

99.6                           Guaranty, dated as of April 30, 2012, issued by APH&R Property Holdings, LLC in favor of Metro City Bank.

99.7                           Collateral Assignment of Certificate of Deposit, dated April 30, 2012, by and between APH&R Property Holdings, LLC and Metro City Bank.

99.8                           Promissory Note, dated April 27, 2012, issued by Cantone Asset Management LLC in favor of AdCare Health Systems, Inc. in the amount of $1,500,000.